Exhibit 3(a)
RESTATED CERTIFICATE OF INCORPORATION
OF
TEXAS INSTRUMENTS INCORPORATED

(Originally incorporated on December 23, 1938
as Geophysical Service Inc.)

This Restated Certificate of Incorporation was duly adopted by Texas Instruments Incorporated in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

FIRST: The name of the corporation is

TEXAS INSTRUMENTS INCORPORATED.

SECOND: The registered office of the Company in the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent in charge thereof is The Corporation Trust Company, the address of which is 1209 Orange Street, Wilmington, Delaware.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is One Hundred Ten Million (110,000,000) shares, of which Ten Million (10,000,000) shall be Preferred Stock with a par value of $25.00 per share, and One Hundred Million (100,000,000) shall be Common Stock with a par value of $1.00 per share. The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Company, and the board of directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

FIFTH: In addition to the powers now or hereafter conferred by statute and the by-laws of the Company, the board of directors is also expressly authorized to:

a. Make, alter or repeal the by-laws of the Company, subject to the power of the stockholders of the Company having voting power to alter, amend or repeal by-laws made by the board of directors.

b. Remove at any time any officer elected or appointed by the board of directors but only by the affirmative vote of a majority of the whole board of directors. Any other officer of the Company may be removed at any time by a vote of the board of directors, or by any committee or superior officer upon whom such power of removal may be conferred by the by-laws or by the vote of the board of directors.

c. Establish and maintain bonus, profit sharing or other types of incentive or compensation plans or pension or retirement plans for the employees (including officers and directors) of the Company and to fix the amount of the profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participations or benefits.

SIXTH: No person shall be liable to the Company for any loss or damage suffered by it on account of any action taken or omitted to be taken by him in good faith as a director, member of a directors' committee or officer of the Company, if such person exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs. Without limitation on the foregoing, any such person shall be deemed to have exercised or used such degree of care and skill if he took or omitted to take such action in reliance in good faith upon advice of counsel for the Company, or the books of account or other records of the Company, or reports or information made or furnished to the Company by any officials, accountants, engineers, agents or employees of the Company, or by an independent public accountant or auditor, engineer, appraiser or other expert employed by the Company and selected with reasonable care by the board of directors, by any such committee or by an authorized officer of the Company.

IN WITNESS WHEREOF, Texas Instruments Incorporated has caused its corporate seal to be affixed and this Restated Certificate of Incorporation to be signed by Mark Shepherd, Jr., its Chairman of the Board, and Richard J. Agnich, its Secretary, this 18th day of April, 1985.

TEXAS INSTRUMENTS INCORPORATED

(Corporate Seal)

By     /s/ MARK SHEPHERD, JR.
Chairman of the Board

ATTEST:

By     /s/ Richard J. Agnich
Secretary

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Restated Certificate of Incorporation as heretofore amended is hereby amended as follows:

1.    A new Article Seventh, reading as follows, is hereby added to the Restated Certificate of Incorporation:

“SEVENTH: A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of this Article Seventh by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.”

2. A new Article Eighth, reading as follows, is hereby added to the Restated Certificate of Incorporation:

“EIGHTH: Action shall be taken by the stockholders only at annual or special meetings of stockholders and stockholders may not act by written consent.”

SECOND: That said amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Jerry R. Junkins, its President, and attested by Richard J. Agnich, its Secretary, this 16th day of April, 1987.

TEXAS INSTRUMENTS INCORPORATED

By:     /s/ JERRY R. JUNKINS
Title: President

Attested:

By:     /s/ Richard J. Agnich
Title: Secretary

CERTIFICATE OF OWNERSHIP
MERGING
TEXAS INSTRUMENTS AUTOMATION CONTROLS, INC. (MD. DOM.)
INTO
TEXAS INSTRUMENTS INCORPORATED
(PURSUANT TO SECTION 253 OF THE
GENERAL CORPORATION LAW OF DELAWARE)

Texas Instruments Incorporated, a corporation incorporated on the 23rd day of December, 1938 pursuant to the provisions of the General Corporation Law of the State of Delaware does hereby certify that this corporation owns all the capital stock of Texas Instruments Automation Controls, Inc. a corporation incorporated under the laws of the State of Maryland, and that this corporation, by a resolution of its board of directors duly adopted at a meeting held on the 18th day of March, 1988, determined to and did merge into itself said Texas Instruments Automation Controls, Inc. which resolution is in the following words to wit:

RESOLVED, that the Company merge into itself its subsidiary, Texas Instruments Automation Controls, Inc., and assume all of said subsidiary's liabilities and obligations; and it is

FURTHER RESOLVED, that pursuant to Section 253 of the General Corporation law of the State of Delaware, a certificate of ownership setting forth a copy of the resolutions to merge said Texas Instruments Automation Controls, Inc. into the Company and assume its liabilities and obligations, and the date of adoption thereof, shall be executed and acknowledged by the Chairman of the Board, President or any Vice President of the Company, and attested by the Secretary or Assistant Secretary of the Company, and such certificate so executed and acknowledged shall be filed in the office of the Secretary of the State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its president and attest by its secretary, and its corporate seal to be hereto affixed, the 28th day of March, 1988.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ M.M. LANE
Vice President

ATTEST:

By     /s/ Richard J. Agnich
Secretary

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the first sentence of Article Fourth of the Restated Certificate of Incorporation as heretofore amended is hereby amended to read as follows:

“The total number of shares of all classes of stock which the Company shall have authority to issue is Three Hundred Ten Million (310,000,000) shares, of which Ten Million (10,000,000) shall be Preferred Stock with a par value of $25.00 per share, and Three Hundred Million (300,000,000) shall be Common Stock with a par value of $1.00 per share.”

SECOND: That said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Jerry R. Junkins, its President, and attested by Richard J. Agnich, its Secretary, this 21st day of April, 1988.

TEXAS INSTRUMENTS INCORPORATED

By:     /s/ JERRY R. JUNKINS
Title: President
Attested:

By     /s/ Richard J. Agnich
Title: Secretary

CERTIFICATE OF ELIMINATION OF
DESIGNATIONS OF PREFERRED STOCK
OF TEXAS INSTRUMENTS INCORPORATED
Pursuant to Section 151(g)
of the General Corporation Law
of the State of Delaware

TEXAS INSTRUMENTS INCORPORATED, a corporation organized and existing under the laws of the State of Delaware, in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.    That the Company filed, in the office of the Secretary of State of Delaware, certain Certificates of Designations which established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions, of the following series of the Company's preferred stock:
(a)    Market Auction Preferred Stock, Series A (750 shares, $25.00 par value), Market Auction Preferred Stock, Series B (750 shares, $25.00 par value), and Market Auction Preferred Stock, Series C (750 shares, $25.00 par value) (collectively, the “MAPS Series A, B and C”) ( Certificate of Designations filed on March 3, 1986);
(b)    Market Auction Preferred Stock, Series D (750 shares, $25.00 par value) (the “MAPS Series D”) (Certificate of Designations filed on April 25, 1986);
(c)    Convertible Money Market Cumulative PreferredTM Stock, Series C-1 (750 shares, $25.00 par value), Convertible Money Market Cumulative Preferred Stock, Series C- 2 (750 shares, $25.00 par value), and Convertible Money Market Cumulative Preferred Stock, Series C-3 (750 shares, $25.00 par value) (collectively, the “CMMP”) (Certificate of Designation filed on March 12, 1987);
(d)    Market Auction Preferred Stock, Series A-1 (750 shares, $25.00 par value), Market Auction Preferred Stock, Series B-1 (750 shares, $25.00 par value), and Market Auction Preferred Stock, Series D-1 (750 shares, $25.00 par value) (collectively, the “MAPS Series A-1, B-1 and D-1”) (Certificate of Designations filed on August 9, 1991);
(e)    Money Market Cumulative Preferred Stock, Series 1 (712 shares, $25.00 par value) and Money Market Cumulative Preferred Stock, Series 2 (746 shares, $25.00 par value) (collectively, the “MMP”) (Certificate of Designations filed on August 9, 1991); and
(f)    Series A Conversion Preferred Stock (3,000,000 shares, $25.00 par value) (Certificate of Designations filed on September 17, 1991).
2.    That no shares of said MAPS Series A, B and C, MAPS Series D, CMMP, MAPS Series A-1, B-1 and D-1, MMP and Series A Conversion Preferred Stock are outstanding and no shares thereof will be issued.
3.    That, at a duly called meeting of the Board of Directors of the Company, the following resolution was adopted:
RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to file a Certificate with the office of the Secretary of State of Delaware setting forth a copy of this resolution whereupon all reference to the following series of stock, no shares of which are outstanding and no shares of which will be issued, shall be eliminated from the Restated Certificate of Incorporation, as amended, of the Company: (a) Market Auction Preferred Stock, Series A, Series B and Series C ($25.00 par value), as established by a Certificate of Designations filed in the office of the Secretary of State of Delaware on March 3, 1986; (b) Market Auction Preferred Stock, Series D ($25.00 par value), as established by a Certificate of Designations filed in the office of the

Secretary of State of Delaware on April 25, 1986; (c) Convertible Money Market Cumulative Preferred TM Stock, Series C-1 ($25.00 par value), Convertible Money Market Cumulative Preferred Stock, Series C-2 ($25.00 par value), and Convertible Money Market Cumulative Preferred Stock, Series C-3 ($25.00 par value), as established by a Certificate of Designation filed in the office of the Secretary of State of Delaware on March 12, 1987; (d) Market Auction Preferred Stock, Series A-1, Series B-1 and Series D-1 ($25.00 par value), as established by a Certificate of Designations filed in the office of the Secretary of State of Delaware on August 9, 1991; (e) Money Market Cumulative Preferred Stock, Series 1 and Series 2 ($25.00 par value), as established by a Certificate of Designations filed in the office of the Secretary of State of Delaware on August 9, 1991; and (f) Series A Conversion Preferred Stock, ($25.00 par value), as established by a Certificate of Designations filed in the office of the Secretary of State of Delaware on September 17, 1991.
4.    That, accordingly, all reference to the MAPS Series A, B and C, MAPS Series D, CMMP, MAPS Series A-1, B-1 and D-1, MMP and Series A Conversion Preferred Stock of the Company be, and it hereby is, eliminated from the Restated Certificate of Incorporation, as amended, of the Company.
IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Richard J. Agnich, Senior Vice President, and attested by O. Wayne Coon, its Assistant Secretary, as of this 18th day of March, 1994.
TEXAS INSTRUMENTS INCORPORATED

By:     /s/Richard J. Agnich
Richard J. Agnich
Senior Vice President
ATTEST:

By     /s/ O. Wayne Coon
O. Wayne Coon
Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
TIBURON SYSTEMS, INC.
INTO
TEXAS INSTRUMENTS INCORPORATED

(Pursuant to Section 253 of the
General Corporation Law of the State of Delaware)

Texas Instruments Incorporated, a corporation organized and existing under the laws of Delaware, does hereby certify:

FIRST: That this corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of the stock of Tiburon Systems, Inc., a California corporation.

THIRD: That this corporation, by the following resolutions of a duly authorized Special Committee of the Board of Directors, which Special Committee was established by resolution of the whole board of directors, duly adopted at a meeting of such committee on the 2nd day of November, 1995, determined to and did merge into itself said Tiburon Systems, Inc.:

RESOLVED, that Texas Instruments Incorporated merge, and it hereby does merge into itself Tiburon Systems, Inc. and assumes all its obligations; and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing the Certificate of Ownership and Merger with the Secretary of State of Delaware; and

FURTHER RESOLVED, that the proper officers of Texas Instruments Incorporated be and they are hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Tiburon Systems, Inc. and assume its obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger; and

FURTHER RESOLVED, that the proper officers of Texas Instruments Incorporated shall be, and each hereby is, authorized, empowered and directed for and on behalf of Texas Instruments Incorporated to do all things and to take all actions necessary or desirable in such officer's discretion to carry out the full intent and purpose of the foregoing resolutions.

FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Texas Instruments Incorporated at any time prior to the date of filing of the Certificate of Ownership and Merger with the Secretary of State.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this 2nd day of November, 1995.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ William B. Mitchell
Name:    William B. Mitchell
Title:    Vice Chairman

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
FIRST: That the first sentence of Article Fourth of the Restated Certificate of Incorporation as heretofore amended is hereby amended to read as follows:
“The total number of shares of all classes of stock which the Company shall have authority to issue is Five Hundred Ten Million (510,000,000) shares, of which Ten Million (10,000,000) shall be Preferred Stock with a par value of $25.00 per share, and Five Hundred Million (500,000,000) shall be Common Stock with a par value of $1.00 per share.”

SECOND: That said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Jerry R. Junkins, Chairman of the Board, President and Chief Executive Officer, this 18th day of April, 1996.
TEXAS INSTRUMENTS INCORPORATED

By: /s/ JERRY R. JUNKINS
Chairman of the Board, President
and Chief Executive Officer

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
TARTAN, INC.
INTO
TEXAS INSTRUMENTS INCORPORATED

(Pursuant to Section 253 of the
General Corporation Law of the State of Delaware)

Texas Instruments Incorporated, a corporation organized and existing under the laws of Delaware, does hereby certify:
FIRST: That this corporation is incorporated pursuant to the General
Corporation Law of the State of Delaware.
SECOND: That this corporation owns all of the outstanding shares of the stock of Tartan, Inc., a Pennsylvania corporation.
THIRD: That this corporation, by the following resolutions of the Board of Directors, duly adopted on the 20th day of June, 1996, determined to and did merge into itself said Tartan, Inc.:
RESOLVED, that Texas Instruments Incorporated merge, and it hereby does merge into itself Tartan, Inc. and assumes all its obligations; and
FURTHER RESOLVED, that the merger shall be effective upon the date of filing the Certificate of Ownership and Merger with the Secretary of State of Delaware; and
FURTHER RESOLVED, that the proper officers of Texas Instruments Incorporated be and they are hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Tartan, Inc. and assume its obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger; and
FURTHER RESOLVED, that the proper officers of Texas Instruments Incorporated shall be, and each hereby is, authorized, empowered and directed for and on behalf of Texas Instruments Incorporated to do all things and to take all actions necessary or desirable in such officer’s discretion to carry out the full intent and purpose of the foregoing resolutions.
FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Texas Instruments Incorporated at any time prior to the date of filing of the Certificate of Ownership and Merger with the Secretary of State.
IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this 21st day of June, 1996.

TEXAS INSTRUMENTS INCORPORATED

By:     /s/ William A. Aylesworth
Name:    William A. Aylesworth
Title:     Senior Vice President, Treasurer & CFO

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the first sentence of Article Fourth of the Restated Certificate of
Incorporation as heretofore amended is hereby amended to read as follows:

“The total number of shares of all classes of stock which the Company shall have authority to issue is One Billion Two Hundred Ten Million (1,210,000,000) shares, of which Ten Million (10,000,000) shall be Preferred Stock with a par value of $25.00 per share, and One Billion Two Hundred Million (1,200,000,000) shall be Common Stock with a par value of $1.00 per share.”

SECOND: That said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Thomas J. Engibous, President and Chief Executive Officer, this 16th day of April, 1998.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ Thomas J. Engibous
Thomas J. Engibous, President and
Chief Executive Officer

CERTIFICATE OF ELIMINATION OF
PARTICIPATING CUMULATIVE PREFERRED STOCK
OF TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 151(g)
of the General Corporation Law
of the State of Delaware

Texas Instruments Incorporated, a corporation organized and existing under the laws of the State of Delaware, in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.    That the Company filed on June 22, 1988 in the office of the Secretary of State of Delaware, a Certificate of Designation, which established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions, of the Company's Participating Cumulative Preferred Stock.
2.    That no shares of said Participating Cumulative Preferred Stock are outstanding and no shares thereof will be issued.
3.    That, at a duly called meeting of the Board of Directors of the Company, the following resolution was adopted:

RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to file a Certificate with the office of the Secretary of State of Delaware setting forth a copy of this resolution whereupon all reference to the Participating Cumulative Preferred Stock, as established by a Certificate of Designation filed in the office of the Secretary of State of Delaware on June 22, 1988, no shares of which are outstanding and no shares of which will be issued, shall be eliminated from the Restated Certificate of Incorporation, as amended, of the Company.
4.    That accordingly, all references to the Participating Cumulative Preferred Stock of the Company be, and it hereby is, eliminated from the Restated Certificate of Incorporation, as amended, of the Company.

IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Richard J. Agnich, Senior Vice President, and attested by O. Wayne Coon, its Assistant Secretary, as of this 18th day of June 1998.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ RICHARD J. AGNICH
Richard J. Agnich
Senior Vice President

ATTEST:

By     /s/ O. Wayne Coon
O. Wayne Coon
Assistant Secretary

CERTIFICATE OF DESIGNATION
OF
SERIES B PARTICIPATING CUMULATIVE
PREFERRED STOCK
OF
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 151 of the
General Corporation Law of the
State of Delaware

We, William A. Aylesworth, Senior Vice President, Treasurer and Chief Financial Officer, and O. Wayne Coon, Vice President and Assistant Secretary, of Texas Instruments Incorporated, a corporation organized and existing under the General Corporation Law of the State of Delaware (“Delaware Law”), in accordance with the provisions thereof, DO HEREBY CERTIFY:
That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors on June 18, 1998, adopted the following resolution creating a series of Preferred Stock in the amount and having the designation, voting powers, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof as follows:
SECTION 1. Designation and Number of Shares. The shares of such series shall be designated as “Series B Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 2,200,000. Such number of shares of the Series B Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise or conversion of outstanding rights, options or other securities issued by the Corporation.
SECTION 2. Dividends and Distributions.
(a)    The holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the third Monday of February, May, August and November of each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of any share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends or other distributions and 1000 times the aggregate per share amount of all non-cash dividends or other distributions (other than (A) a dividend payable in shares of Common Stock, par value $1.00 per share, of the Corporation (the “Common Stock”) or (B) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. If the Corporation shall at any time after June 18, 1998 (the “Rights Declaration Date”) pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause 2(a)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than as described in clauses 2(a)(ii)(A) and 2(a)(ii)(B) above); provided that if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date (or, with respect to the first Quarterly Dividend Payment Date, the period between the first issuance of any share or fraction of a share of Series B
Preferred Stock and such first Quarterly Dividend Payment Date), a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is on or before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and on or before such Quarterly Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.
SECTION 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of stockholders of the Corporation. If the Corporation shall at any time after the Rights Declaration Date pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation.
(c)    (i) If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series B Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock and any other series of Preferred Stock then entitled as a class to elect directors, voting together as a single class, irrespective of series, shall have the right to elect two Directors.
(ii)    During any default period, such voting right of the holders of Series B Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph 3(c)(iii) hereof or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of holders of Common Stock shall not affect the exercise by holders of Preferred Stock of such voting right. At any meeting at which holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number which may be so elected at any special meeting does not amount to the required number, the size of the Board of Directors will be automatically increased without any action on the part of the holders of Preferred Stock as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series B Preferred Stock.
(iii)    Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series. Notwithstanding the provisions of this paragraph 3(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of stockholders.
(iv)    In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph 3(c)(ii) hereof) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph 3(c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.
(v)    Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or bylaws irrespective of any increase made pursuant to the provisions of paragraph 3(c)(ii) hereof (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.
(d) The Certificate of Incorporation of the Corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series B Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class.
(e) Except as otherwise provided herein, holders of Series B Preferred Stock shall have no special voting rights, and their consent shall not be required for taking any corporate action.
SECTION 4. Certain Restrictions.
(a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series B Preferred Stock shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;
(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or
(iv) redeem, purchase or otherwise acquire for value any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series B Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for value any shares of stock of the Corporation unless the Corporation could, under paragraph 4(a), purchase or otherwise acquire such shares at such time and in such manner.
SECTION 5. Reacquired Shares. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors as permitted by the Certificate of Incorporation or as otherwise permitted under Delaware Law.
SECTION 6. Liquidation, Dissolution and Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distributions hall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the Corporation shall at any time after the Rights Declaration Date pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
SECTION 7. Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time after the Rights Declaration Date pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
SECTION 8. No Redemption. The Series B Preferred Stock shall not be redeemable.

SECTION 9. Rank. The Series B Preferred Stock shall rank junior (as to dividends and upon liquidation, dissolution and winding up) to all other series of the Corporation's preferred stock except any series that specifically provides that such series shall rank junior to the Series B Preferred Stock.
Section 10. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

IN WITNESS WHEREOF, we have executed and subscribed this Certificate this 23rd day of June, 1998.

/s/ WILLIAM A. AYLESWORTH
William A. Aylesworth
Senior Vice President, Treasurer and
Chief Financial Officer

/s/ O. WAYNE COON
O. Wayne Coon
Vice President and Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
INTERSECT TECHNOLOGIES, INC.
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 253 of the
General Corporation of Law
of the State of Delaware

Texas Instruments Incorporated, a Delaware corporation (the “Company”), does hereby certify to the following facts relating to the merger (the “Merger”) of Intersect Technologies, Inc., a Delaware corporation (the “Subsidiary”), with and into the Company, with the Company remaining as the surviving corporation:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the DGCL.
SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.
THIRD: The Board of Directors of the Company, by the following resolutions duly adopted at a meeting of the Board on July 15, 1999, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:
RESOLVED, that the Board of Directors of the Company has deemed it advisable that Intersect Technologies, Inc. (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is
FURTHER RESOLVED, that the Merger shall be effective upon the date of filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized, on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The Company shall be the surviving corporation of the Merger.
FIFTH: The Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the Certificate of Incorporation of the surviving corporation.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 15th day of July, 1999.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ RICHARD J. AGNICH
Name: Richard J. Agnich
Office: Senior Vice President, Secretary
and General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
SOFT WAREHOUSE, INC.
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 253 of the
General Corporation of Law
of the State of Delaware

Texas Instruments Incorporated, a Delaware corporation (the “Company”), does hereby certify to the following facts relating to the merger (the “Merger”) of Soft Warehouse, Inc., a Hawaii corporation (the “Subsidiary”), with and into the Company, with the Company remaining as the surviving corporation:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the laws of the State of Hawaii.
SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.
THIRD: The Board of Directors of the Company, by the following resolutions duly adopted at a meeting of the Board on September 16, 1999, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

RESOLVED, that the Board of Directors of the Company has deemed it advisable that Soft Warehouse, Inc. (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware and Section 415-75, Hawaii Revised Statutes; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of

State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is
FURTHER RESOLVED, that the Merger shall be effective on September 30, 1999; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized, on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The Company shall be the surviving corporation of the Merger.
FIFTH: The Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the Certificate of Incorporation of the surviving corporation.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 23rd day of September, 1999.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ RICHARD J. AGNICH
Name:    Richard J. Agnich
Office:    Senior Vice President, Secretary
and General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
SILICON SYSTEMS, INC.
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 253 of the
General Corporation of Law
of the State of Delaware

Texas Instruments Incorporated, a Delaware corporation (the “Company”), does hereby certify to the following facts relating to the merger (the “Merger”) of Silicon Systems, Inc., a Delaware corporation (the “Subsidiary”), with and into the Company, with the Company remaining as the surviving corporation:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the DGCL.
SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.
THIRD: The Board of Directors of the Company, by the following resolutions duly adopted at a meeting of the Board on December 2, 1999, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

RESOLVED, that the Board of Directors of the Company has deemed it advisable that Silicon Systems, Inc. (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is
FURTHER RESOLVED, that the Merger shall be effective upon the date of filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The Company shall be the surviving corporation of the Merger.
FIFTH: The Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the Certificate of Incorporation of the surviving corporation.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 17th day of December, 1999.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ RICHARD J. AGNICH
Name: Richard J. Agnich
Office: Senior Vice President, Secretary
and General Counsel

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
FIRST: That the first sentence of Article Fourth of the Restated Certificate of Incorporation as heretofore amended is hereby amended to read as follows:

“The total number of shares of all classes of stock which the company shall have authority to issue is Two Billion Four Hundred and Ten Million (2,410,000,000) shares, of which Ten Million (10,000,000) shall be Preferred Stock with a par value of $25.00 per share, and two billion four hundred million (2,400,000,000) shall be Common Stock with a par value of $1.00 per share.”
SECOND: That said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, TEXAS INSTRUMENTS INCORPORATED has caused this Certificate to be signed by Thomas J. Engibous, Chairman of the Board, President and Chief Executive Officer, this 20th day of April, 2000.
TEXAS INSTRUMENTS INCORPORATED

By: /s/ Thomas J. Engibous
Thomas J. Engibous,
Chairman of the Board,
President and
Chief Executive Officer

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
POWER TRENDS, INC.
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 253 of the
General Corporation of Law
of the State of Delaware

Texas Instruments Incorporated, a Delaware corporation (the “Company”), does hereby certify to the following facts relating to the merger (the “Merger”) of Power Trends, Inc., an Illinois corporation (the “Subsidiary”), with and into the Company, with the Company remaining as the surviving corporation:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the laws of the State of Illinois.
SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.
THIRD: The Board of Directors of the Company, by the following resolutions duly adopted at a meeting of the Board on April 18, 2001, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

RESOLVED, that the Board of Directors of the Company has deemed it advisable that Power Trends, Inc. (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware and Section 11.30 of the Illinois Business Corporation Act; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, Articles of Merger for the purpose of effecting the merger and to file the same in the office of the Secretary of State of the State of Illinois; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is
FURTHER RESOLVED, that the Merger shall be effective on May 31, 2001; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The Company shall be the surviving corporation of the Merger.
FIFTH: The Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the Certificate of Incorporation of the surviving corporation.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 31st day of May, 2001.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ CYNTHIA H. HAYNES
Name:    Cynthia H. Haynes
Office:    Vice President and Assistant
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
AMATI COMMUNICATIONS CORPORATION
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 253 of the
General Corporation of Law
of the State of Delaware

Texas Instruments Incorporated, a Delaware corporation, (the “Company”) does hereby certify to the following facts relating to the merger (the “Merger”) of Amati Communications Corporation, a Delaware corporation, (the “Subsidiary”) with and into the Company, with the Company remaining as the surviving corporation:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the DGCL.
SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.
THIRD: The Board of Directors of the Company, by the following resolutions duly adopted at a meeting of the Board on July 19, 2001, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:
RESOLVED, that the Board of Directors of the Company has deemed it advisable that Amati Communications Corporation (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is
FURTHER RESOLVED, that the Merger shall be effective upon the date of filing of the Certification of Ownership and Merger with the Secretary of State of the State of Delaware; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The Company shall be the surviving corporation of the Merger.
FIFTH: The Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the Certificate of Incorporation of the surviving corporation.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 28th day of September, 2001.

TEXAS INSTRUMENTS INCORPORATED

By: /s/ DANIEL M. DRORY
Name:    Daniel M. Drory
Office:    Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
TEXAS INSTRUMENTS SAN DIEGO INCORPORATED
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED
(PURSUANT TO SECTION 253 OF THE GENERAL
CORPORATION OF LAW OF THE STATE OF DELAWARE)
Texas Instruments Incorporated, a Delaware corporation (the “Company”), does hereby certify that:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.
SECOND: The Company owns 100% of the outstanding shares of each class of capital stock of Texas Instruments San Diego Incorporated, a California corporation (the “Subsidiary”).
THIRD: The Company, by the following resolutions of its Board of Directors, duly adopted as of July 18, 2002, authorized and approved the merger of the Subsidiary with and into the Company on the terms and conditions set forth in such resolutions:
RESOLVED, that the Board of Directors of the Company has deemed it advisable that Texas Instruments San Diego Incorporated (the “Subsidiary”) be merged with and into the Company, with the Company being the surviving corporation, pursuant to Section 253 of the General Corporation Law of the State of Delaware and Section 1110 of the California Corporations Code; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that the Merger shall be effective as of August 31, 2002 (the “Effective Time”), and as of the Effective Time the Company will assume (a) all of the rights, title and interest in and to the Subsidiary’s assets and (b) the liabilities and obligations of the Subsidiary; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the Certificate of Incorporation and Bylaws of the Company in effect at the Effective Time shall be the Certificate of Incorporation and Bylaws of the Company; and it is
FURTHER RESOLVED, that the officers and directors of the Company at the Effective Time shall be the officers and directors of the Company; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of California; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware; and it is

FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The merger of the Subsidiary with and into the Company shall be effective as of August 31, 2002.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed this 27th day of August, 2002.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ CYNTHIA H. HAYNES
Name: Cynthia H. Haynes
Office: Vice President

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
TEXAS INSTRUMENTS BURLINGTON INCORPORATED
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

Pursuant to Section 253 of the
General Corporation of Law
of the State of Delaware

Texas Instruments Incorporated, a Delaware corporation, (the “Company”) does hereby certify to the following facts relating to the merger (the “Merger”) of Texas Instruments Burlington Incorporated, a Delaware corporation, (the “Subsidiary”) with and into the Company, with the Company remaining as the surviving corporation:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the DGCL.
SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.
THIRD: The Board of Directors of the Company, by the following resolutions duly adopted at a meeting of the Board on December 4, 2003, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

RESOLVED, that the Board of Directors of the Company has deemed it advisable that Texas Instruments Burlington Incorporated (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger (the “Certificate of Ownership and Merger”) and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is

FURTHER RESOLVED, that the Merger shall be effective upon the date of filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The Company shall be the surviving corporation of the Merger.
FIFTH: The Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the Certificate of Incorporation of the surviving corporation.
IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 31st day of December, 2003.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ DANIEL M. DRORY
Name: Daniel M. Drory
Office: Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
TEXAS INSTRUMENTS AUTOMOTIVE SENSORS AND CONTROLS SAN JOSE INC.
WITH AND INTO
TEXAS INSTRUMENTS INCORPORATED

(PURSUANT TO SECTION 253 OF THE GENERAL
CORPORATION OF LAW OF THE STATE OF DELAWARE)

Texas Instruments Incorporated, a Delaware corporation (the “Company”), does hereby certify that:
FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.
SECOND: The Company owns 100% of the outstanding shares of each class of capital stock of Texas Instruments Automotive Sensors and Controls San Jose Inc., a Delaware corporation (the “Subsidiary”).
THIRD: The Company, by the following resolutions of its Board of Directors, duly adopted on October 21, 2004, authorized and approved the merger of the Subsidiary with and into the Company on the terms and conditions set forth in such resolutions:
RESOLVED, that the Board of Directors of the Company has deemed it advisable that Texas Instruments Automotive Sensors and Controls San Jose Inc. (the “Subsidiary”) be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware; and it is
FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”); and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is
FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger (the “Certificate of Ownership and Merger”) and to file the same in the office of the Secretary of State of the State of Delaware and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is
FURTHER RESOLVED, that the Merger shall be effective on October 31, 2004; and it is
FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.
FOURTH: The merger of the Subsidiary with and into the Company shall be effective as of October 31, 2004.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed this 25th day of October, 2004.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ DANIEL M. DRORY
Name: Daniel M. Drory
Office: Assistant Secretary

CERTIFICATE OF ELIMINATION
OF
SERIES B PARTICIPATING CUMULATIVE PREFERRED STOCK

Pursuant to Section 151(g)
of the General Corporation Law
of the State of Delaware

Texas Instruments Incorporated, a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.That the Company filed on June 23, 1998, in the office of the Secretary of State of Delaware,  a Certificate of Designation, which established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions of the Company’s Series B Participating Cumulative Preferred Stock.
2.That no shares of said Series B Participating Cumulative Preferred Stock are outstanding and no shares thereof will be issued.

3.That at a meeting of the Board of Directors of Texas Instruments Incorporated, the following resolution was adopted:

RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to file a Certificate with the office of the Secretary of State of Delaware setting forth a copy of this resolution whereupon all reference to the Series B Participating Cumulative Preferred Stock, as established by a Certificate of Designation filed in the office of the Secretary of State of Delaware on June 23, 1998, no shares of which are outstanding and no shares of which will be issued, shall be eliminated from the Restated Certificate of Incorporation, as amended, of the Company.

4.That accordingly, all references to the Series B Participating Cumulative

Preferred Stock be, and they hereby are, eliminated from the Restated Certificate of Incorporation, as amended, of the Company.

IN WITNESS WHEREOF, Texas Instruments Incorporated has caused this certificate to be signed by Joseph F. Hubach, its Senior Vice President, Secretary and General Counsel, and attested by Cynthia H. Haynes, its Assistant Secretary, as of this 20th day of June, 2008.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ Joseph F. Hubach
Joseph F. Hubach
Senior Vice President, Secretary
and General Counsel

ATTEST:

By:	/s/ Cynthia H. Haynes
Cynthia H. Haynes
Assistant Secretary